                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 24, 2003



                              DELTA AIR LINES, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



        Delaware                   1-5424                58-0218548
        --------                   ------                ----------
     (State or other            (Commission             (IRS Employer
      jurisdiction              File Number)         Identification No.)
    of incorporation)



                   P.O. Box 20706, Atlanta, Georgia 30320-6001
                   -------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 715-2600

                  Registrant's Web site address: www.delta.com

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Delta Air Lines, Inc. ("Delta") today issued a press release announcing (1) that Leo F. Mullin, Delta's Chairman and Chief Executive Officer, has decided to retire on May 1, 2004; (2) that Mr. Mullin will step down as Chief Executive Officer on January 1, 2004 and remain Chairman until Delta's Annual Meeting of Shareowners on April 23, 2004 ("Annual Meeting"); (3) that Gerald Grinstein will succeed Mr. Mullin as Delta's Chief Executive Officer on January 1, 2004; and
(4) that John F. Smith, Jr. will become Delta's Non-Executive Chairman of the Board at the Annual Meeting. The press release is attached hereto as Exhibit 99.1.

Separate memos dated November 24, 2003 from Mr. Mullin and Mr. Grinstein to all Delta employees are attached hereto as Exhibits 99.2 and 99.3, respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

      Exhibit 99.1      Press Release dated November 24, 2003.

      Exhibit 99.2 Memo dated November 24, 2003 from Leo F. Mullin to all Delta employees.

      Exhibit 99.3 Memo dated November 24, 2003 from Gerald Grinstein to all Delta employees.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DELTA AIR LINES, INC.


                              BY:   /s/ Leo F. Mullin
                                    -----------------------
                                    Leo F. Mullin
                                    Chairman and
                                    Chief Executive Officer

Date: November 24, 2004


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                                  EXHIBIT INDEX

Exhibit Number                Description
--------------                -----------
Exhibit 99.1      Press Release dated November 24, 2003.

Exhibit 99.2      Memo dated November 24, 2003 from Leo F. Mullin to all Delta employees.

Exhibit 99.3      Memo dated November 24, 2003 from Gerald Grinstein to all Delta employees.


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